                 MetLife Life and Annuity Company of Connecticut

                                Power of Attorney

                               Michael K. Farrell
                             Director and President

     KNOW ALL MEN BY THESE PRESENTS, that I, Michael K. Farrell, a director and President of MetLife Life and Annuity Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

          - MetLife of CT Fund ABD II for Variable Annuities (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series II) File No. 333-65500, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65339, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23327),

          - MetLife of CT Fund BD II for Variable Annuities (Vintage Annuity File No. 033-58131),

          - MetLife of CT Fund BD IV for Variable Annuities (Protected Equity Portfolio File No. 333-65946, Index Annuity File No. 333-27687, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70659),

          - MetLife of CT Separate Account Six for Variable Annuities (MetLife Retirement Account Annuity File No. 333-58809),

          - MetLife of CT Separate Account Eight for Variable Annuities (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60215),

          - MetLife of CT Separate Account Ten for Variable Annuities (Vintage II and Vintage II (Series II) File No. 333-82013, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65922),

          - MetLife of CT Separate Account PF II for Variable Annuities (PrimElite Annuity File No. 333-32581 and PrimElite II Annuity File No. 333-72336),

          - MetLife of CT Separate Account TM II for Variable Annuities (Marquis Portfolios File No 333-40191),

          - MetLife of CT Separate Account Twelve for Variable Annuities (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101814),

          - MetLife of CT Separate Account Fourteen for Variable Annuities (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101815),

          - MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002 (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- STI File No. 333-100434, Scudder Advocate Advisor TL4 File No. 333-109611),

          - MetLife of CT Fund UL II for Variable Life Insurance (MarketLife File No. 033-63927, Variable Survivorship Life File No. 333-69773, Variable Life Accumulator and Accumulator Series II File No. 333-96521, Variable Life File No. 333-96517, Variable Survivorship Life II File No. 333-56958, Variable Life Accumulator Series III File No. 333-113110),

          - MetLife of CT Variable Life Insurance Separate Account One (VintageLife File No.033-88578),

          - MetLife of CT Variable Life Insurance Separate Account Two (Portfolio Architect Life File No. 333-15053),

or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2007.


                                        /s/ Michael K. Farrell
                                        ----------------------------------------
                                        Michael K. Farrell

                 MetLife Life and Annuity Company of Connecticut

                                Power of Attorney

                               William J. Mullaney
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, William J. Mullaney, a director of MetLife Life and Annuity Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina
C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

          - MetLife of CT Fund ABD II for Variable Annuities (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series II) File No. 333-65500, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65339, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23327),

          - MetLife of CT Fund BD II for Variable Annuities (Vintage Annuity File No. 033-58131),

          - MetLife of CT Fund BD IV for Variable Annuities (Protected Equity Portfolio File No. 333-65946, Index Annuity File No. 333-27687, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70659),

          - MetLife of CT Separate Account Six for Variable Annuities (MetLife Retirement Account Annuity File No. 333-58809),

          - MetLife of CT Separate Account Eight for Variable Annuities (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60215),

          - MetLife of CT Separate Account Ten for Variable Annuities (Vintage II and Vintage II (Series II) File No. 333-82013, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65922),

          - MetLife of CT Separate Account PF II for Variable Annuities (PrimElite Annuity File No. 333-32581 and PrimElite II Annuity File No. 333-72336),

          - MetLife of CT Separate Account TM II for Variable Annuities (Marquis Portfolios File No 333-40191),

          - MetLife of CT Separate Account Twelve for Variable Annuities (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101814),

          - MetLife of CT Separate Account Fourteen for Variable Annuities (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101815),

          - MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002 (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- STI File No. 333-100434, Scudder Advocate Advisor TL4 File No. 333-109611),

          - MetLife of CT Fund UL II for Variable Life Insurance (MarketLife File No. 033-63927, Variable Survivorship Life File No. 333-69773, Variable Life Accumulator and Accumulator Series II File No. 333-96521, Variable Life File No. 333-96517, Variable Survivorship Life II File No. 333-56958, Variable Life Accumulator Series III File No. 333-113110),

          - MetLife of CT Variable Life Insurance Separate Account One (VintageLife File No.033-88578),

          - MetLife of CT Variable Life Insurance Separate Account Two (Portfolio Architect Life File No. 333-15053),

or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2007.


                                        /s/ William J. Mullaney
                                        ----------------------------------------
                                        William J. Mullaney

                 MetLife Life and Annuity Company of Connecticut

                                Power of Attorney

                                  Lisa M. Weber
                                    Director

     KNOW ALL MEN BY THESE PRESENTS, that I, Lisa M. Weber, a director of MetLife Life and Annuity Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, John E. Connolly, Jr., James L. Lipscomb, Gina
C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

          - MetLife of CT Fund ABD II for Variable Annuities (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series II) File No. 333-65500, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65339, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23327),

          - MetLife of CT Fund BD II for Variable Annuities (Vintage Annuity File No. 033-58131),

          - MetLife of CT Fund BD IV for Variable Annuities (Protected Equity Portfolio File No. 333-65946, Index Annuity File No. 333-27687, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70659),

          - MetLife of CT Separate Account Six for Variable Annuities (MetLife Retirement Account Annuity File No. 333-58809),

          - MetLife of CT Separate Account Eight for Variable Annuities (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60215),

          - MetLife of CT Separate Account Ten for Variable Annuities (Vintage II and Vintage II (Series II) File No. 333-82013, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65922),

          - MetLife of CT Separate Account PF II for Variable Annuities (PrimElite Annuity File No. 333-32581 and PrimElite II Annuity File No. 333-72336),

          - MetLife of CT Separate Account TM II for Variable Annuities (Marquis Portfolios File No 333-40191),

          - MetLife of CT Separate Account Twelve for Variable Annuities (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101814),

          - MetLife of CT Separate Account Fourteen for Variable Annuities (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101815),

          - MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002 (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- STI File No. 333-100434, Scudder Advocate Advisor TL4 File No. 333-109611),

          - MetLife of CT Fund UL II for Variable Life Insurance (MarketLife File No. 033-63927, Variable Survivorship Life File No. 333-69773, Variable Life Accumulator and Accumulator Series II File No. 333-96521, Variable Life File No. 333-96517, Variable Survivorship Life II File No. 333-56958, Variable Life Accumulator Series III File No. 333-113110),

          - MetLife of CT Variable Life Insurance Separate Account One (VintageLife File No.033-88578),

          - MetLife of CT Variable Life Insurance Separate Account Two (Portfolio Architect Life File No. 333-15053),

or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 8th day of March, 2007.


                                        /s/ Lisa M. Weber
                                        ----------------------------------------
                                        Lisa M. Weber

                 MetLife Life and Annuity Company of Connecticut

                                Power of Attorney

                            Joseph J. Prochaska, Jr.
              Executive Vice President and Chief Accounting Officer

     KNOW ALL MEN BY THESE PRESENTS, that I, Joseph J. Prochaska, Jr., Executive Vice President and Chief Accounting Officer of MetLife Life and Annuity Company of Connecticut, a Connecticut company, do hereby appoint Michele H. Abate, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with:

          - MetLife of CT Fund ABD II for Variable Annuities (Premier Advisers II, Premier Advisers III and Premier Advisers III (Series II) File No. 333-65500, Portfolio Architect, Portfolio Architect Select, Premier Advisers (Class I), Premier Advisers (Class II) File No. 033-65339, MetLife Access Annuity and MetLife Access Select Annuity File No. 333-23327),

          - MetLife of CT Fund BD II for Variable Annuities (Vintage Annuity File No. 033-58131),

          - MetLife of CT Fund BD IV for Variable Annuities (Protected Equity Portfolio File No. 333-65946, Index Annuity File No. 333-27687, Vintage XTRA Annuity, Portfolio Architect XTRA, Vintage XTRA (Series II) File No. 333-70659),

          - MetLife of CT Separate Account Six for Variable Annuities (MetLife Retirement Account Annuity File No. 333-58809),

          - MetLife of CT Separate Account Eight for Variable Annuities (Premier Advisers AssetManager, Premier Advisers L, Premier Advisers L (Series II) File No. 333-60215),

          - MetLife of CT Separate Account Ten for Variable Annuities (Vintage II and Vintage II (Series II) File No. 333-82013, Vintage 3, Portfolio Architect 3, Portfolio Architect L, Vintage L, Pioneer AnnuiStar Flex File No. 333-65922),

          - MetLife of CT Separate Account PF II for Variable Annuities (PrimElite Annuity File No. 333-32581 and PrimElite II Annuity File No. 333-72336),

          - MetLife of CT Separate Account TM II for Variable Annuities (Marquis Portfolios File No 333-40191),

          - MetLife of CT Separate Account Twelve for Variable Annuities (Pioneer AnnuiStar Plus, Portfolio Architect Plus, Scudder Advocate Rewards Annuity File No. 333-101814),

          - MetLife of CT Separate Account Fourteen for Variable Annuities (Pioneer AnnuiStar, Portfolio Architect II and Pioneer AnnuiStar Value File No. 333-101815),

          - MetLife Life and Annuity Company of CT Variable Annuity Separate Account 2002 (Vintage Access, Portfolio Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- STI File No. 333-100434, Scudder Advocate Advisor TL4 File No. 333-109611),

          - MetLife of CT Fund UL II for Variable Life Insurance (MarketLife File No. 033-63927, Variable Survivorship Life File No. 333-69773, Variable Life Accumulator and Accumulator Series II File No. 333-96521, Variable Life File No. 333-96517, Variable Survivorship Life II File No. 333-56958, Variable Life Accumulator Series III File No. 333-113110),

          - MetLife of CT Variable Life Insurance Separate Account One (VintageLife File No.033-88578),

          - MetLife of CT Variable Life Insurance Separate Account Two (Portfolio Architect Life File No. 333-15053),

or any other separate accounts for variable contracts that are created or become separate accounts of said Company in the future, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

     IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of March, 2007.


                                        /s/ Joseph J. Prochaska, Jr.
                                        ----------------------------------------
                                        Joseph J. Prochaska, Jr.